UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 24, 2022

HPX CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39382	98-1550444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 295-4929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	HPX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HPX.WS	New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HPX.U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2022, HPX Corp. (“HPX”), issued a press release announcing that it will transfer its listing from The New York Stock Exchange to the NYSE American LLC (“NYSE American”), where it has been approved to list. Following the transfer of listing, HPX will continue to file the same types of periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). HPX anticipates the transfer to the NYSE American to occur on or about October 27, 2022.

HPX will file a Form 8-A with respect to the registration of HPX’s securities on the NYSE American.

A copy of the press release is furnished hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that HPX issued on October 24, 2022.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of HPX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of HPX. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in HPX’s final prospectus that forms a part of HPX’s Registration Statement on Form S-1 (Reg No. 333-239486), filed with the SEC pursuant to Rule 424(b)(4) on July 15, 2020 (the “Prospectus”) under the heading “Risk Factors,” and other documents of HPX filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that HPX does not presently know or that HPX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HPX’s expectations, plans or forecasts of future events and views as of the date of this Current Report. HPX anticipates that subsequent events and developments may cause HPX’s assessments to change. However, while HPX may elect to update these forward-looking statements at some point in the future, HPX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing HPX’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Additional Information about the Proposed Business Combination and Where to Find It

As previously announced, on July 5, 2022, HPX entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Ambipar Emergency Response, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”), Ambipar Merger Sub, an exempted company incorporated with limited liability in the Cayman Islands (“Merger Sub”), Emergência Participações S.A., a sociedade anônima organized under the laws of Brazil (“Ambipar Response”), Ambipar Participações e Empreendimentos S.A., a sociedade anônima organized under the laws of Brazil (“Ambipar”). and HPX. The proposed Business Combination will be submitted to the shareholders of HPX for their consideration. HPX intends to publicly file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to HPX’s shareholders in connection with HPX’s solicitation for proxies for the vote by HPX’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been filed and declared effective, HPX will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. HPX’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with HPX’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about HPX, Ambipar Response and the proposed Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by HPX, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR ANY SECURITIES OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. However, HPX and certain of its directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from HPX’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HPX’s shareholders in connection with the proposed Business Combination will be set forth in HPX’s proxy statement / prospectus when it is filed with the SEC. You can find more information about HPX’s directors and executive officers in the proxy statement / prospectus when it is filed. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only, and it is not intended to and shall not constitute a “solicitation” (as defined in Section 14 of the Securities Exchange Act of 1934, as amended); it does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2022

HPX CORP.

By:	/s/ Carlos Piani
Carlos Piani
Chief Executive Officer and Chief Financial Officer

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